Deferred charges	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Deferred charges
5.	Deferred charges:

	Dry-docking	Financing fees	Total
December 31, 2013	$12,247	$41,724	$53,971
Costs incurred	11,318	19,445	30,763
Amortization expensed (a)	(5,059)	(10,342)	(15,401)
Refinancing expenses (b)	—	(3,279)	(3,279)
Amortization capitalized	—	(1,399)	(1,399)
December 31, 2014	$18,506	$46,149	$64,655
Costs incurred	32,837	21,712	54,549
Amortization expensed (a)	(8,569)	(11,685)	(20,254)
Refinancing expenses (b)	—	(5,148)	(5,148)
Amortization capitalized	—	(1,162)	(1,162)
December 31, 2015	$42,774	$49,866	$92,640

(a)	Amortization of dry-docking costs is included in depreciation and amortization. Amortization of financing fees is included in amortization of deferred charges, unless it qualifies for capitalization.
(b)

During 2015, the Company refinanced four term loans to finance one 10000 TEU and four 14000 TEU vessels.  In connection with the refinancing, the Company wrote off deferred financing fees totaling approximately $5,148,000.

During 2014, the Company negotiated an early termination of its lease financing structure related to five 4500 TEU vessels.  As a result, the Company wrote off deferred financing fees of approximately $945,000.  In addition, the Company incurred refinancing expenses and costs of approximately $2,334,000 related to its issuance of senior unsecured notes.

In December 2013, the Company entered into an agreement to extend and refinance its $1.0 billion revolving credit facility, or the Facility. In connection with the refinancing, the Company incurred refinancing expenses and costs of approximately $4,038,000.